John Hancock Global Marketplace Fund

                   Supplement to Prospectus dated May 1, 1997


On September 9, 1997, the Trustees of the John Hancock Global Marketplace Fund (the "Fund") voted to recommend that the shareholders approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on November 12, 1997, the Fund would transfer all of its assets and liabilities to John Hancock Global Fund ("Global Fund") in a tax-free exchange for shares of equal value of Global Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of September, 1997.

Effective September 17, 1997, John Hancock Global Marketplace Fund will be closed to new all accounts.


September 10, 1997

300PS 9/97